UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2012

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 19, 2012, information related to AMR101, Amarin Corporation plc’s (“Amarin”) lead product candidate, and its pending regulatory review with the U.S. Food and Drug Administration (“FDA”) was inadvertently published through a draft website that is under design by third parties on behalf of Amarin. The information was outdated and should not be relied upon as accurate. AMR101 review at FDA is still pending. No determinations have been made by FDA on its review of the AMR101 New Drug Application (“NDA”).

Amarin plans to announce news related to a final determination by FDA on the pending AMR101 NDA when appropriate. As previously announced, the FDA has assigned a Prescription Drug User Fee Act date of July 26, 2012 as the target date for the completion of FDA review of the pending AMR101 NDA. Please refer to Amarin’s other filings with the U.S. Securities and Exchange Commission for a complete discussion regarding the risks and uncertainties regarding the pending AMR101 NDA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMARIN CORPORATION PLC

By:	/s/ John Thero
John Thero
President

Date: July 19, 2012